SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Item 7.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

EXPLANATORY NOTE
This Form 8-K/A amends the Form 8-K of Sanderson Farms, Inc. (the “Registrant”) dated October 29, 2009 and filed with the Securities and Exchange Commission on November 5, 2009. The sole purpose of the amendment is to furnish the information reported in the original Form 8-K under Item 7.01, rather than reporting it under Item 8.01. Exhibits 99.1 and 99.2 to this Form 8-K/A are identical to Exhibits 99.1 and 99.2, respectively, filed with the original Form 8-K and are included in this Form 8-K/A in their entirety for the sake of completeness.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
On October 29, 2009, the Registrant held an investor conference for stockholders, financial analysts and others. A transcript of the conference is furnished herewith as Exhibit 99.1, and the written materials are furnished herewith as Exhibit 99.2. The information in the transcript and the written materials is not to be considered “filed” for purposes of the Securities Exchange Act of 1934 and is not incorporated by reference in the Registrant’s filings under the Securities Act of 1933.
The conference presentation makes reference to the Registrant’s EBITDA for certain periods. EBITDA, or “earnings before interest, taxes, depreciation and amortization,” is calculated by adding back to net income interest expense, taxes, depreciation and amortization. While not recognized by generally accepted accounting principles, or “GAAP,” EBITDA is generally recognized as a good measure of cash flow generated by operations. A reconciliation of EBITDA amounts presented at the conference to the Registrant’s net income, as determined according to GAAP, is as follows:
Non GAAP Financial Statement Reconcilation
($ in millions)

Description	2000	2001	2002	2003	2004	2005	2006	2007	2008	LTM

Net Income(loss)	(5)	28	29	54	91	71	(12)	79	(43)	11
Add: Interest Income (Expense)	8	6	3	2	1	(1)	2	5	8	10
Income Taxes Expense (Benefit)	(3)	17	18	34	58	44	(14)	42	(31)	1
EBIT	—	51	50	90	150	114	(24)	126	(66)	22
Depreciaton and Amortization	26	26	25	25	26	24	31	33	42	43
EBITDA	26	77	75	115	176	138	7	159	(24)	65
Adjustments:
Inventory Adjustment									48	48
Hurricane Cost									1	1
Legal Settlement(Donning & Doffing)									3	—

Adjusted EBITDA	26	77	75	115	176	138	7	159	28	114

Non GAAP Financial Statement Reconciliation
Last Twelve Months
($ in millions)

Qtr	4TH	1ST	2ND	3RD
Year	2008	2009	2009	2009	LTM
Description

Net Income (Loss)	(51.8)	(6.7)	26.2	43.0	10.7
Add: Interest Income (Expense)	2.4	3.2	2.5	2.0	10.1
Income Taxes Expenses (Benefit)	(34.9)	(3.4)	14.4	24.4	0.5

EBIT	(84.3)	(6.9)	43.1	69.5	21.4
Depreciation and Amortization	10.8	10.9	10.8	10.9	43.4

EBITDA	(73.5)	4.0	53.9	80.4	64.8
Adjustments:
Inventory Adjustment	48.0				48.0
Hurricane Cost	1.00				1.0

Adjusted EBITDA	(24.5)	4.0	53.9	80.4	113.8

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c) The following exhibits are furnished with this Current Report:

Exhibit No.	Description

99.1	Transcript of Investor Conference held October 29, 2009.

99.2	Presentation for Investor Conference held October 29, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)
Date: March 29, 2010	By:	/s/ D.Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Investor Conference held October 29, 2009.

99.2	Presentation for Investor Conference held October 29, 2009.